                                                                    EXHIBIT 10.3



                              AMENDED AND RESTATED
                           CONSENT AND WAIVER NO. 1 TO
                          CREDIT AND SECURITY AGREEMENT


Preamble. THIS AMENDED AND RESTATED CONSENT AND WAIVER NO. 1 (this "First Waiver"), dated as of February 16, 1999 (the "First Waiver Date"), is made by and among THOMASTON MILLS, INC., a Georgia corporation (hereinafter, together with its successors and permitted assigns called the "Borrower"); THOMASTON MILLS FSC, INC., a U.S. Virgin islands corporation (hereafter, together with its successors and permitted assigns, called "FSC"); NATIONSBANK, N.A., a national banking association (hereinafter, together with its successors and permitted assigns, called "NationsBank"; NationsBank, together with SunTrust and Wachovia, each as hereinafter defined, called collectively, the "Lenders" and, individually, a "Lender"); SUNTRUST BANK, ATLANTA, a Georgia banking corporation (hereinafter, together with its successors and permitted assigns, called "SunTrust"), individually and as "Administrative Agent" and "Syndication Agent" (as those terms are defined in the Credit Agreement defined below), on behalf of the Lenders; WACHOVIA BANK, N.A., a national banking association (hereinafter, together with its successors and permitted assigns, called "Wachovia"), as "Special Issuer," "Documentation Agent" and "Collateral Agent" (as those terms are defined in the Credit Agreement defined below), on behalf of the Lenders; and SUNTRUST EQUITABLE SECURITIES CORPORATION, a Tennessee corporation (hereinafter, together with its successors and permitted assigns called "SunTrust Equitable Securities"), as "Arranger" and "Lead Manager" (as those terms are defined in the Credit Agreement defined below), on behalf of the Lenders.

                  The Borrower, FSC, SunTrust (in its respective capacities described above), Wachovia (in its respective capacities described above), NationsBank as a Lender and SunTrust Equitable Securities (in its respective capacities described above) (the foregoing parties herein sometimes collectively called the "Parties" and individually called a "Party") are Parties to a certain Credit and Security Agreement, dated as of August 19, 1998 (which is called herein the "Credit Agreement"), pursuant to which, among other things, the Lenders agreed to extend credit and other financial accommodations to the Borrower. The Borrower has requested that the Lenders waive the Borrower's compliance with certain terms and conditions of the Credit Agreement, which the Lenders have agreed to do, in the manner, and subject to the terms and conditions, set forth hereinbelow.

                  NOW, THEREFORE, in consideration of the foregoing premises, the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby mutually acknowledged, the Parties, each intending to be legally bound, hereby agree as follows:

         SECTION 1. Definitions. Capitalized terms used in this First Waiver and not defined herein are defined in the Credit Agreement.



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         SECTION 2. Waivers to Credit Agreement. The Lenders waive the
Borrower's compliance with the following terms and conditions of the Credit Agreement, retroactive to the date of such non-compliance (the following herein called the "Waivers"):

                  (i) that, pursuant to Section 2.01(ii), the total amount of all then outstanding Working Capital Obligations not exceed the aggregate amount of the Borrowing Base, as to which the Borrower was not in compliance on one or more days during the period from January 2, 1999 through January 18, 1999 (because the fixed reserve against the Borrowing Base, set forth in clause (x) of the definition thereof, remained at $10,000,000 during such period pending the execution of the First Amendment to the Credit Agreement, effective as of January 19,
         1999);

                  (ii) that, pursuant to Section 5.21, Consolidated EBITDA be at least $2,700,000 for the two (2) Fiscal Quarters ending closest to December 31, 1998, as to which the Borrower was not in compliance as of January 2, 1999 (the actual Fiscal Quarter end);

                  (iii) that, pursuant to Section 5.24, Consolidated Tangible Net Worth be at least $77,500,000 plus the cumulative quarterly increase described in said Section for Fiscal Quarter, as to which the Borrower was not in compliance as of January 2, 1999, which waiver shall be effective, in the case of Section 5.24, through April 30, 1999;

                  (iv) that, pursuant to Section 5.34, by not later than February 15, 1999, the Borrower shall have delivered to the Collateral Agent the appraisal of the Inventory Collateral described therein; and

                  (v) that, pursuant to Section 5.42, by not later than February 10, 1999, the Borrower shall have delivered certain Mortgages and other instruments more particularly described therein in respect of the Mortgaged Real Property;

subject, however, to the following terms and conditions:

                  (A) the foregoing waivers are limited solely to the specific matters and for the specific times or time periods described hereinabove;

                  (B) on the First Waiver Date, the Borrower shall have paid to SunTrust, as Administrative Agent, the sum of $81,592.03, as a waiver fee, to be shared by the Lenders pro rata based on their respective shares of the total Commitments;

                  (C) as soon as practicable, but not later than March 15, 1999, the Borrower shall have obtained and delivered a copy to each of the Agents of a written commitment letter (or series thereof) from one or more banks or other financial institutions, on a fully underwritten


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         basis and which is otherwise acceptable to the Required Lenders, to extend financing to the Borrower in an aggregate amount at least sufficient to pay all Obligations (at par) and retire all Commitments under the Credit Agreement by not later than April 30, 1999, which commitment shall have been accepted by the Borrower (and, should the Borrower be unable to comply with the foregoing requirement by March 15, 1999, then, the Waivers granted hereinabove shall be subject to withdrawal by the Required Lenders);

                  (D) in specific reference to the requirements for delivery of the appraisal of the Inventory Collateral, the Borrower shall have obtained and delivered such appraisal to the Collateral Agent by not later than February 19, 1999 (and, should the Borrower be unable to comply with the foregoing requirement by March 15, 1999, then, the Waivers granted hereinabove shall be subject to withdrawal by the Required Lenders); and

                  (E) in specific reference to the requirements for delivery of Mortgages and other instruments in respect of Mortgaged Real Property set forth in Section 5.42:

                        (1) by not later than February 19, 1999, the Borrower
                  shall have complied in all respects with Section 5.42 in regard to the following real property: (a) all real property in Pike County, (b) the "Griffin plant" and (c) the "Northside plant";

                        (2) by not later than February 19, 1999, the Borrower
                  shall have complied at least with the requirement in Section
                  5.42 that Mortgages be executed and delivered to the Collateral Agent in respect of all other Mortgaged Real Property not described in clause (1) above; and

                        (3) by not later than March 5, 1999, the Borrower
                  shall have complied in all other respects with Section 5.42 in respect of all Mortgaged Real Property described in clause (2) above;

         and, if Borrower is unable to comply with any of the foregoing requirements by the deadlines stated therefor, then, (i) the Waivers granted hereinabove shall be subject to withdrawal by the Required Lenders and (ii) at the option of the Required Lenders, a late delivery fee of $1,000 per Business Day shall be imposed until the Borrower has duly complied with each of such requirements.

                  (F) the interest rate payable on the Loans, as set forth in modified Section 2.05 of the Credit Agreement, is hereby increased by changing the reference thereto in Section 2.05(ii) thereof from "one percent (1%) per annum" to "two percent (2%) per annum," effective as of the First Waiver Date.

                  (G) effective as of the First Waiver Date, Letter of Credit Fees shall be increased, prospectively, on both existing and future Letters of Credit, to four and one-half percent (4-1/2%) per annum, plus any facing fees, and remain fixed at such amount hereafter.


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         SECTION 3. Consent to Continuation of Reduced Reserve. At Borrower's
further request, Lenders hereby consent to and agree that the date "March 1, 1999" set forth in modified clause (x) of the definition of "Borrowing Base" shall be changed to "April 30, 1999," effective as of the First Waiver Date.

         SECTION 4. Representations and Warranties of Obligors. The Borrower and FSC, each severally, represents and warrants to the other Parties that:

         (1) It has the power and authority to enter into and to perform this First Waiver, to execute and deliver all documents relating to this First Waiver, and or incur the obligations provided for in this First Waiver, all of which have been duly authorized and approved in accordance with its corporate documents;

         (2) This First Waiver, together with all documents executed pursuant hereto, shall constitute when executed its valid and legally binding obligations in accordance with their respective terms;

         (3) All representations and warranties made by it in the Credit Agreement are true and correct as of the date hereof, with the same force and effect as if all representations and warranties were fully set forth herein;

         (4) Its Obligations under the Credit Documents remain valid and enforceable Obligations, and the execution and delivery of this First Waiver and the other documents executed in connection herewith shall not be construed as a novation of the Credit Agreement or any of the other Credit Documents;

         (5) As of the date hereof, it has no offsets, defenses or counterclaims against the payment of any of the Obligations; and

         (6) As of the date hereof, and after giving effect to the terms hereof, no Default Condition or Event of Default exists.

         SECTION 5. Waiver of Claims. As a specific inducement to the other Parties without which the Borrower and FSC acknowledge the other Parties would not enter into this First Waiver and the other documents executed in connection herewith, each of the Borrower and FSC hereby waives any and all claims that it may have against any other Party, as of the date hereof, arising out of or relating to the Credit Agreement or any other Credit Document whether sounding in contract, tort, or any other basis.

         SECTION 6. Conditions of Effectiveness. This First Waiver shall become effective when, and only when, the Documentation Agent shall have received this First Waiver, executed by each Party.


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         SECTION 7.   Miscellaneous.

                  7.1 Reference to Credit Agreement. Upon the effectiveness of this First Waiver, each reference in the Credit Agreement to "this Credit Agreement" and each reference in the other Credit Documents to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified hereby.

                  7.2 Effect on Credit Documents. Except as specifically waived above, all terms of the Credit Agreement and all other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed.

                  7.3 No Other Waiver. The execution, delivery and effectiveness of this First Waiver shall not operate as a waiver of any right, power, or remedy of Lenders or the Agents under any of the Credit Documents, nor constitute a waiver of any provision of any of the Credit Documents, other than as expressly set forth hereinabove.

                  7.4 Costs, Expenses and Taxes. The Borrower agrees to pay on demand all costs and expenses of the Agents and the Lenders in connection with the preparation, reproduction, execution, and delivery of this First Waiver and the other instruments and documents to be delivered hereunder, including the reasonable fees and out-of-pocket expenses of counsel for the Agent and the Lenders with respect hereto.

                  7.5 No Novation. Nothing contained herein intended, or shall be construed, to constitute a novation to the Credit Agreement or any Credit Document.

                  7.6 Governing Law. This First Waiver shall be governed by and construed in accordance with the laws of the State of Georgia, without giving affect to conflict of law provisions.

                  7.7 Counterparts. This First Waiver may be executed in counterparts. Each counterpart shall bind the Party or Parties executing same. All counterparts, taken together, shall constitute one and the same agreement.

                  7.8 Amendment. This Waiver constitutes an amendment and restatement, in its entirety, of the Waiver and Consent No. 1, dated as of February 12, 1999, and shall supersede and replace, in its entirety, said waiver.



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                  IN WITNESS WHEREOF, the Parties have caused this First Waiver to be duly executed, under seal, by their respective authorized officers as of the day and year first above written.

                                        "BORROWER"

                                        THOMASTON MILLS, INC.


                                        By:                         (SEAL)
                                           -------------------------
                                           Neil H. Hightower
                                           President and Chief Executive Officer


                                        Attest:
                                                -------------------------------
                                                 A. William Ott
                                                 Vice President-Finance

                                                 (CORPORATE SEAL)


                                        "SUBSIDIARY GUARANTOR"

                                        THOMASTON MILLS FSC, INC.


                                        By:                       (SEAL)
                                           -----------------------
                                           Neil H. Hightower
                                           President and Chief Executive Officer

                                        Attest:
                                                -------------------------------
                                                 A. William Ott
                                                 Vice President-Finance

                                             (CORPORATE SEAL)


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                                   SUNTRUST BANK, ATLANTA,
                                   as Administrative Agent,
                                   Syndication Agent and as a Lender     (SEAL)


                                   By:
                                      -------------------------------------
                                      Name:
                                            -------------------------------
                                      Title:
                                            -------------------------------


                                   By:
                                      Name:
                                            -------------------------------
                                      Title:
                                            -------------------------------

                                      (CORPORATE SEAL)



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                                   WACHOVIA BANK, N.A.,
                                   as Special Issuer, Documentation Agent,
                                   Collateral Agent, and as a Lender      (SEAL)



                                   By:
                                     Name:
                                            -------------------------------
                                     Title:
                                            -------------------------------




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                                   NATIONSBANK, N.A.,
                                   as a Lender                           (SEAL)


                                   By:
                                      Name:
                                            -------------------------------
                                      Title:
                                            -------------------------------



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                                   SUNTRUST EQUITABLE SECURITIES
                                   CORPORATION, as Arranger and Lead
                                   Manager


                                   By:
                                      Name:
                                            -------------------------------
                                      Title:
                                            -------------------------------


                                   By:
                                      Name:
                                            -------------------------------
                                      Title:
                                            -------------------------------


                                             (CORPORATE SEAL)


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